THE PHOENIX EDGE
              SERIES FUND

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS
            MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027

[telephone] Tel. 800/541-0171




PROSPECTUS                                  MAY 1, 1999

    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its 15 separate Series. Generally, each Series operates as if it were a separate fund.

    The shares of the Fund are not directly offered to the public. You can invest in the Fund only by buying a Variable Accumulation Annuity Contract or a Variable Universal Life Insurance Policy offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC"), and directing the allocation of your payment(s) to the Subaccount(s) corresponding to the Series in which you wish to invest. The Subaccounts, in turn, invest in shares of the Fund. Not all Series may be offered through a particular Contract or Policy. The Fund also offers its shares through other Phoenix products.

    This prospectus describes each of the Series and provides important information you should know before investing in any Series of the Fund. You should read this prospectus carefully and keep it for future reference.

   MANAGED BY
   PHOENIX INVESTMENT COUNSEL, INC.

    [diamond]    Phoenix-Goodwin Money Market Series





    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.




                                                     Phoenix Edge Series Fund  1

                                TABLE OF CONTENTS

Heading                                                      Page
-----------------------------------------------------------------
PHOENIX-GOODWIN MONEY MARKET SERIES ......................    3
 Investment Risk and Return Summary ......................    3
 Series' Expenses ........................................    4
 Financial Highlights.....................................    5
ADDITIONAL DISCUSSION OF INVESTMENT
 STRATEGIES AND MANAGEMENT................................    6
 Phoenix-Goodwin Money Market Series......................    6
INVESTMENT RESTRICTIONS...................................    8
PORTFOLIO TURNOVER........................................    8
THE FUND AND ITS MANAGEMENT...............................    8
SHARES OF BENEFICIAL INTEREST.............................    8
NET ASSET VALUE...........................................    9
TAXES.....................................................    9
APPENDIX..................................................   10








2  Phoenix-Goodwin Money Market Series

PHOENIX-GOODWIN MONEY MARKET SERIES
-------------------------------------------------------------------------------
INVESTMENT RISK AND RETURN SUMMARY

INVESTMENT OBJECTIVES
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

[diamond] The Series seeks to maintain a stable $1.00 per share price.

[diamond] The Series will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the Series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] The Series will invest exclusively in the following instruments:


          [bullet] Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities
          [bullet] Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks
          [bullet] Dollar-denominated obligations guaranteed by banks or savings and loan associations
          [bullet] Federally insured obligations of other banks or savings and loan associations
          [bullet] Commercial paper
          [bullet] Short-term corporate obligations
          [bullet] Repurchase agreements

[diamond] At least 95% of the Series' total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The Series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The Series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The adviser will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate.

PRINCIPAL RISKS
    An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

    The Series' focus is to optimize current income. The adviser intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the adviser misjudges the return potential or the ability of the issuer to make scheduled income and principal payments, the Series' returns may be lower than prevailing returns and the Series' income available for distribution may be less. Neither the Series nor the adviser can assure you that a particular level of income will be consistently achieved.

    The adviser intends to select investments that optimize the Series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the Series nor the adviser can assure you that the Series' yield will remain constant or that a particular level of income will be achieved.

    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the Series' stream of income and decrease the Series' yield.

    Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, or guaranteed or insured by banks only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the Series' shares will increase.

    The Series may invest in repurchase agreements. If the seller of the repurchase agreement does not repurchase the underlying securities, the Series may incur a loss.

PERFORMANCE TABLES
    The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Series. The bar chart shows changes in the Series' performance from year to year over a 10-year period.(1)

                                          Phoenix-Goodwin Money Market Series  3

PHOENIX-GOODWIN MONEY MARKET SERIES

   [graphic ommitted]

CALENDAR YEAR      ANNUAL RETURN (%)
     1989                9.0
     1990                8.22
     1991                5.98
     1992                3.58
     1993                2.87
     1994                3.83
     1995                5.72
     1996                5.09
     1997                5.18
     1998                5.09

(1)The Series' average annual returns in the chart above do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 2.37% (quarter ending June 1989) and the lowest return for a quarter was .69% (quarter ending September 1993).

    The Series' 7-day yield on December 31, 1998 was 4.05%.
---------------------------------------------------------------
   AVERAGE ANNUAL
   TOTAL RETURNS                                     LIFE OF
  (FOR THE PERIOD       ONE       FIVE       TEN       THE
  ENDING 12/31/98)     YEAR      YEARS      YEARS    SERIES(1)
---------------------------------------------------------------
  Phoenix-Goodwin
  Money Market         5.09%     4.98%      5.46%     6.34%
  Series
---------------------------------------------------------------
  Lipper Money
  Market Fund(2)       5.10%     4.90%      5.32%     6.27%
---------------------------------------------------------------
(1) Since October 31, 1982.

(2) The Lipper Money Market Fund is comprised of the weighted average of the top 30 funds in the Money Market universe.


SERIES' EXPENSES
    This table illustrates all fees and expenses that you may pay if you buy and hold shares of the Series.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge Imposed on Purchases                          None
Sales Charge Imposed on Reinvested Dividends               None
Deferred Sales Charge                                      None
Redemption Fee                                             None
Exchange Fee                                               None

ANNUAL SERIES' OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                            .40%
Distribution and Service (12b-1) Fees                      None
Other Expenses                                             .15%
                                                   ------------
TOTAL ANNUAL SERIES' OPERATING EXPENSES                   .55%
                                                          ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the Series with the cost of investing in other funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------
                            ONE     THREE    FIVE      TEN
                           YEAR     YEARS    YEARS    YEARS
--------------------------------------------------------------
  Phoenix-Goodwin Money
  Market Series             $56     $176     $307     $689
--------------------------------------------------------------

4  Phoenix-Goodwin Money Market Series

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the Series' financial performance for the past 5 years (or, if shorter, the period of the Series' operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series' financial statements, are included in the SAI or annual report, which is available upon request.

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                     -----------------------
                                                                    1998         1997          1996          1995          1994
                                                                    ----         ----          ----          ----          ----
Net asset value, beginning of period........................   $   10.00     $   10.00      $   10.00     $   10.00    $   10.00
Income from investment operations
  Net investment income.....................................        0.50          0.50           0.50          0.56         0.38(1)
                                                                    ----          ----           ----          ----         ----
   Total from investment operations.........................        0.50          0.50           0.50          0.56         0.38
                                                                    ----          ----           ----          ----         ----
Less distributions:
  Dividends from net investment income......................       (0.50)        (0.50)         (0.50)        (0.56)       (0.38)
                                                                   ------        ------         ------        ------       ------
   Total distributions......................................       (0.50)        (0.50)         (0.50)        (0.56)       (0.38)
                                                                   ------        ------         ------        ------       ------
Net asset value, end of period..............................   $   10.00     $   10.00      $   10.00     $   10.00    $   10.00
                                                               ==========    ==========     ==========    ==========   ==========
Total Return................................................        5.09%         4.99%          4.98%         5.55%        3.77%
Ratios/supplemental data:
  Net assets, end of period (thousands).....................    $196,811      $126,607       $131,361      $102,943     $ 94,586
Ratio to average net assets of:
  Operating expenses........................................        0.55%         0.55%          0.55%         0.53%(2)     0.55%
  Net investment income.....................................        4.99%         5.07%          4.89%         5.57%        3.85%

(1)Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2)The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                          Phoenix-Goodwin Money Market Series  5

ADDITIONAL DISCUSSION OF INVESTMENT
STRATEGIES AND MANAGEMENT
--------------------------------------------------------------------------------

PHOENIX-GOODWIN MONEY MARKET SERIES

INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE
    The Phoenix-Goodwin Money Market Series has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the Series will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
    The adviser will seek a high level of return relative to the market by selecting securities for the Series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the Series objectives of preservation of capital and maintenance of liquidity.

    The Series will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the Series' portfolio securities, based on their dollar value, will not exceed 90 days.

    The following money market instruments are the only investments the Series will have in its portfolio at any time:

[diamond] Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:

          [bullet] the Government National Mortgage Association (GNMA), [bullet] the Federal Home Loan Mortgage Corporation (FHLMC), [bullet] the Federal National Mortgage Association (FNMA), [bullet] Student Loan Marketing Association (SLMA),
          [bullet] and other federal agencies;

[diamond] Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

[diamond] Dollar-denominated obligations guaranteed by banks or savings and loan associations;

[diamond] Federally insured obligations of other banks or savings and loan associations;

[diamond] Commercial paper;

[diamond] Short-term corporate obligations; and

[diamond] Repurchase agreements:

          [bullet] A repurchase agreement is a transaction where the Series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price.
          [bullet] The adviser will enter into repurchase agreements only with those sellers that it deems creditworthy.

    Investments in the Series generally will be limited to securities in the two highest short-term rating categories with at least 95% of the Series' total assets invested in securities in the highest rating category. Securities in the highest rating category carry the smallest degree of investment risk.

    The Series may invest more than 25% of its assets in the domestic banking industry.

    The short-term nature of money market instruments and the Series' strategies may result in a higher turnover rate as compared to other types of funds.

    Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.

RISKS RELATED TO INVESTMENT STRATEGIES

GENERAL
    The Series' focus is to optimize current income. The adviser intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the adviser misjudges the return potential of the Series' investments, the Series' returns may be lower than prevailing returns, and the Series' income available for distribution to shareholders may be less. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the Series, the Series' income available for distribution to shareholders may decrease. Neither the Series nor the adviser can assure you that a particular level of income will be consistently achieved.

    The adviser intends to select investments that optimize the Series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the Series nor the adviser can assure you that the Series' yield will remain constant or that a particular level of income will be achieved.

    In addition to these general risks of investing in the Series, there are several specific risks of investing in the Series that you should note.

6  Phoenix Edge Series Fund

INVESTMENTS NOT GUARANTEED
    Unlike cash held in a bank, investments in the Series are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

NET ASSET VALUE LESS THAN $1.00
    If the net asset value drops below $1.00 per share, you could lose money.

CREDIT RATING DECREASE
    A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the Series' stream of income and decrease the Series' yield.

REPURCHASE AGREEMENTS
    If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the Series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the Series may never receive the purchase price or it may be delayed or limited.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES INVESTMENTS
    The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the Series does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Series.

MANAGEMENT OF THE SERIES

THE ADVISER
   Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") is the investment adviser to the Series and is located at 56 Prospect Street, Hartford, CT 06115. PIC also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management. PIC has acted as an investment adviser for over sixty years.

    Subject to the direction of the fund's Board of Trustees, PIC is responsible for managing the Series' investment program and the day-to-day management of the Series' portfolio. PIC manages the Series' assets to conform with the investment policies as described in this prospectus. The Series pays Phoenix a monthly investment management fee that is accrued daily against the value of the Series' net assets at the following rates.

---------------------------------------------------------------
                    FIRST            NEXT             OVER
                 $250,000,000    $250,000,000     $500,000,000
---------------------------------------------------------------
Management Fee      .40%            .35%              .30%
---------------------------------------------------------------

    During the Series' last fiscal year, the Series paid total management fees of $564,665. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was .40%.

PORTFOLIO MANAGEMENT
    Julie Sapia is the portfolio manager of the Series and as such is primarily responsible for the day-to-day management of its investments. Ms. Sapia has served as Director, Money Market Trading of PIC since 1997 and from 1991 until 1997, served in various money market investment management positions of increasing responsibility with PIC and Phoenix Home Life Mutual Insurance Company. She also is Vice President of The Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund and serves as portfolio manager for certain series of each of those funds.

IMPACT OF THE YEAR 2000 ISSUE ON SERIES OPERATIONS
 The Trustees have directed management to ensure that the systems used by service providers (PIC and its affiliates) in support of the Series' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, PIC has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. PIC management believes that the majority of these systems are already Year 2000 compliant. PIC believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of PIC or its affiliates or the Series if such modifications and conversions are not completed timely.

    PIC will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the Series and is not expected to have a material impact on the operating results of PIC.

                                                     Phoenix Edge Series Fund  7

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
    The Fund may not invest more than 25% of the assets of any one Series in any one industry (except that the Phoenix-Goodwin Money Market and Phoenix-Goodwin Strategic Allocation Series may invest more than 25% of their assets in the banking industry and the Phoenix-Duff & Phelps Real Estate Securities Series may invest at least 75% of its assets in the real estate industry). If the Fund makes loans of the portfolio securities of any Series, the market value of the securities loaned may not exceed 25% of the market value of the total assets of such Series.

    In addition to the investment restrictions described above, each Series' investment program is subject to further restrictions which are described in the Statement of Additional Information. The restrictions for each Series are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER
-------------------------------------------------------------------------------
    The Series pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Series and thus indirectly by its shareholders. It also may result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. The rate of portfolio turnover is not a limiting factor when the Adviser deems changes appropriate. Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series' securities (excluding short-term securities). The turnover rate may vary greatly from year to year and may be affected by cash requirements for redemptions of shares of a Series and by compliance with provisions of the Internal Revenue Code, relieving investment companies which distribute substantially all of their net income from federal income taxation on the amounts distributed. For more information regarding the consequences related to a high portfolio turnover rate, see "Portfolio Transactions and Brokerage" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------
    The Fund is a mutual fund, technically known as an open-end, diversified investment company. The Board of Trustees supervises the business affairs and investments of the Fund, which is managed on a daily basis by the Fund's investment advisers. The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund issues shares of beneficial interest in 15 Series. The Statement of Additional Information contains a list of the members of the Board of Trustees and the officers of the Fund.

SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------
    The Fund currently has fifteen Series of shares of beneficial interest. Shares (including fractional shares) of each Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that Series. All voting rights of the Accounts as shareholders are passed through to the Contract Owners and Policyowners. Shareholders of all Series currently vote on the election of Trustees and other matters. On matters affecting an individual Series (such as approval of an Investment Advisory Agreement or a change in fundamental investment policies), a separate vote of that Series is required.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from Contract Owners or Policyowners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that Series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such Series, and constitute the underlying assets of such Series. The underlying assets of each Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular Series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the Accounts as shareholders of a business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the Accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk and Contract Owners and Policyowners are fully and completely insulated from risk.

8  Phoenix Edge Series Fund

NET ASSET VALUE
--------------------------------------------------------------------------------
    The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series.

    The Series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of less than 61 days are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.

TAXES
--------------------------------------------------------------------------------
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code") and so qualified for its last taxable year. In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the Accounts. For a discussion of the taxation of the Accounts, see "Federal Tax Considerations" included in the Accounts' Prospectuses.



                                                     Phoenix Edge Series Fund  9

APPENDIX
--------------------------------------------------------------------------------
A-1 AND P-1 COMMERCIAL PAPER RATINGS
    The Phoenix-Goodwin Money Market Series will invest only in commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S  CORPORATE BOND RATINGS
    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P'S CORPORATE BOND RATINGS
    AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

10  Phoenix Edge Series Fund

    BB-B-CCC-CC--Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.

    B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C--Bonds are in imminent default in payment of interest or principal.

    D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                                    Phoenix Edge Series Fund  11